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                                                                   EXHIBIT 10.53

                     Second Amendment to Alliance Agreement
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                     SECOND AMENDMENT TO ALLIANCE AGREEMENT

         This SECOND AMENDMENT (this "Amendment") dated the 26th day of August, 1996 and effective as of August 26, 1996 (the "Effective Date"), is between HARBINGER CORPORATION (hereinafter "Harbinger") and SYSTEM SOFTWARE ASSOCIATES, INC. (hereinafter "SSA"). This Second Amendment amends and revises the Alliance Agreement between Harbinger and SSA made as of July 21, 1995 as modified by the First Amendment to Alliance Agreement effective as of July 21, 1995 (collectively, the "Agreement" or "Alliance Agreement"). Capitalized terms not defined herein shall have the meaning assigned to them in the Agreement.

         Background.

         A. The parties have previously entered into an Alliance Agreement dated July 21, 1995, as modified by the First Amendment effective July 21, 1995.

         B. Under Section 3.A.(xv) of the Alliance Agreement, SSA has been granted registration rights covering certain shares of Harbinger Common Stock, including two (2) demand registrations.

         C. Section 6.C of the Alliance Agreement sets forth the following Minimum Royalties to be paid by SSA to Harbinger: First Annual Minimum of $1,381,718 due January 1, 1996; Second Annual Minimum of $5,741,271 due January 1, 1997; and Final Annual Minimum of $99,011 due January 31, 1997.

         D. As of the Effective Date, SSA had paid in full to Harbinger the First Annual Minimum.

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. In consideration for this Second Amendment, Harbinger will allow SSA to exercise one of the registration rights as of the Effective Date.

         2. The existing Alliance Agreement contains errors in the internal section references. Section 3.B does not exist. All cross references and internal references in the Alliance Agreement to Section 3.B.(xv) or Section 3(xv) are hereby revised to Section 3.A.(xv).

         3. Registration Rights. SSA shall be entitled to register 550,000 shares of Harbinger Common Stock (the "Registered Shares") in accordance to Section 3.A.(xv) of the Alliance Agreement. SSA's registration of such Shares (the "Registration") will constitute the one (1) occasion and SSA will have one (1) remaining occasion to exercise its registration rights as set forth in Section 3.A.(xv). Any exercise of the second occasion will be subject to the terms and conditions of the Alliance Agreement. This Second Amendment shall not be construed in any way to waive the obligations and conditions to the exercise of the second occasion.
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         4.      Escrow.  Within five (5) days from the effective date  of the
                 Registration, SSA shall transfer 275,000 of the Registered Shares (the "Escrowed Shares") to the Escrow Agent along with appropriate stock powers and powers of attorney and other documents as may be reasonably requested by Escrow Agent, in accordance with the attached Escrow Agreement.

         5. Sale of Escrowed Shares. During the period of effectiveness of a registration statement covering the sale of the Escrowed Shares, SSA may sell those Shares at any time during the term of the Agreement in accordance with the terms of the Escrow Agreement.

                 In addition, SSA agrees and hereby authorizes the Escrow Agent to sell the Escrowed Shares under the following conditions in accordance with the terms of the Escrow Agreement:

                          (i) In the event that SSA has not paid the Second Annual Minimum in full to Harbinger by January 1, 1997; and/or

                          (ii) In the event that SSA has not paid the Final Annual Minimum in full to Harbinger by January 31, 1997.

         6.      Proceeds.        Proceeds from the sale of the Escrowed Shares
                 will be applied toward the Minimum Royalties as set forth in
                 Section 6.C. of the Alliance Agreement and shall be distributed by Escrow Agent to Harbinger and SSA in accordance with the terms of the Escrow Agreement.

         7.      General.         Nothing in this Second Amendment (i) waives
                 or amends any of SSA's or Harbinger's obligations under the Alliance Agreement, or (ii) shall be construed to alter any payment obligations under the Alliance Agreement, including but not limited to the obligations to make Minimum Royalty payments, and the parties acknowledge that all of SSA's obligation with respect to Minimum Royalties shall continue in full force and effect in accordance with the Alliance Agreement.

                 Except as set forth above, the terms and conditions of the Alliance Agreement remain in full force and effect. Upon execution by all parties hereto, this Second Amendment shall be attached to and form a part of the Agreement. This Second Amendment may be executed in counterparts, all of which when taken together shall constitute the full and binding agreement of the parties.



SYSTEM SOFTWARE ASSOCIATES, INC.               HARBINGER CORPORATION


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Signature                                      Signature


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Title                             Date         Title                      Date






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